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                                                                    EXHIBIT 10.2
                               CORVIS CORPORATION
                      SECOND AMENDED 1997 STOCK OPTION PLAN

                                    ARTICLE I

                                     General

       1.1. Purpose. This Amended 1997 Stock Option Plan ("Plan") of CORVIS Corporation ("Corporation") is intended to advance the interests of the Corporation by providing certain of its directors, employees and consultants with an additional incentive, encouraging stock ownership by such individuals, increasing their proprietary interest in the success of the Corporation and encouraging them to remain employees of the Corporation.

       1.2. Definitions. Whenever used herein, the following terms shall have the meanings set forth below:

              (a)    "Administrator" shall have the meaning assigned to it in
       Section 2.1.

              (b)    "Board" means the Board of Directors of the Corporation.

              (c) "Cause" means, except as otherwise provided in any employment agreement or other arrangement pursuant to which a Participant provides services to the Corporation:

                     (i)    habitual intoxication;

                     (ii)   illegal drug use or illegal drug addiction;

                     (iii) conviction of a felony (or plea of guilty or nolo contendere);

                     (iv) material failure or inability to perform duties or obligations as an employee or consultant, other than from illness or injury; and

                     (v) willful misconduct or negligence in the performance of duties or obligations as an employee or consultant.

              (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

              (e) "Committee" means the Compensation Committee that may be appointed by the Board to administer this Plan pursuant to Section 2 hereof.

              (f) "Corporation Group" means the Corporation, a parent corporation or subsidiary corporation of the Corporation, or a corporation, or a parent corporation or subsidiary corporation of such corporation, issuing or assuming an Option in a transaction of the type described in Section 424(a) of the Code. The terms "parent corporation" and
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       "subsidiary corporation" shall have the meanings assigned to such terms by Section 424 of the Code.

              (g) "Disability" means a permanent and total disability as defined in Section 422(c)(6) of the Code.

              (h) "Committee" means the Compensation Committee that may be appointed by the Board to administer this Plan pursuant to Section 2 hereof.

              (i) "Corporation Group" means the Corporation, a parent corporation or subsidiary corporation of the Corporation, or a corporation, or a parent corporation or subsidiary corporation of such corporation, issuing or assuming an Option in a transaction of the type described in Section 424(a) of the Code. The terms "parent corporation" and "subsidiary corporation" shall have the meanings assigned to such terms by Section 424 of the Code.

              (j)    "Corporate Transaction" means:

                     (i) any sale, lease, exchange, or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation;

                     (ii) individuals who, as of the date hereof, constitute the entire Board of Directors of the Corporation ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation, provided that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the then Incumbent Directors shall be, for the purpose of this provision, considered as though such individual were an Incumbent Director;

                     (iii) any consolidation or merger of the Corporation with
              any other entity where the stockholders of the Corporation immediately prior to the consolidation or merger (other than any shareholder directly or indirectly acquiring control in said consolidation or merger), would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, fifty percent (50%) of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its parent corporation, if any);

                     (iv) a person or entity becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing seventy-five percent (75%) or more of the total number of votes that may be cast for the election of the directors of the Corporation; or

                     (vi) the Board of Directors of the Corporation, by vote of a majority of all of the Directors, adopts a resolution to the effect that a "Corporate Transaction" has occurred for purposes of the Plan.
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              (k)    "Disability" means a permanent and total disability as
       defined in Section 422(c)(6) of the Code.

              (l) "Fair Market Value" means, if Shares are traded on a national exchange, the mean between the high and low sales prices for the Shares on the date on which the determination is made (or if no sales occurred on that date, on the next preceding date on which there was such a sale), or, if sales prices of Shares are made available for publication by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the closing price on the date on which such determination is made (or if no sales occurred on that date, on the next preceding date on which there was such a sale), or, if bid and asked prices of the Shares are made available for publication by Nasdaq, the average of closing bid and asked prices for the Shares on the date as of which the determination is made (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), or if no such prices are available, the Fair Market Value as determined by the Administrator.

              (m)    "Good Reason" means that:

                     (i) the Participant's compensation has been materially reduced;

                     (ii) the Participant's position, duties, or responsibilities have been materially reduced;

                     (iii) the Participant has been required to move his or her principal residence because his primary place of employment is moved to a location greater than fifty
                            (50) miles away from its then current location; or

                     (iv) the Corporation has not paid to the Participant when due any salary, bonus, or other material benefit due to him or her.

              (n) "Incentive Stock Option" means an Option granted pursuant to the Incentive Stock Option provisions as set forth in Article IV of this Plan.

              (o) "Nonqualified Stock Option" means an Option granted pursuant to the Nonqualified Stock Option provisions as set forth in
       Article V of this Plan.

              (p) "Option" means an option to purchase shares under this Plan.

              (q) "Participant" means an individual to whom an Option is granted under this Plan.

              (r) "Shares" means shares of the Corporation's common stock, par value $.01 per share.
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                                  ARTICLE II

                                Administration

     2.1. Plan Administration.

          (a) This Plan shall be administered by the "Administrator," which shall be the Board unless the Board subsequently authorizes the Plan to be administered by the Compensation Committee of the Board, in which case the Board shall appoint the members of the Committee and references to the term "Administrator" in this Plan shall be deemed to refer to the Committee.

          (b) The Administrator shall have full and exclusive authority, subject to the express provisions of the Plan, to interpret the Plan as it relates to Options granted or to be granted to Participants under the Plan, to provide, modify and rescind rules and regulations relating thereto, to determine the terms and provisions of each Option granted to Participants, and to make all other determinations and perform such actions as the Administrator deems necessary or advisable to administer the Plan as it relates to Options granted or to be granted to Participants under the Plan.

          (c) In addition, the Administrator shall have the power, subject to the terms of this Plan: (i) to determine which of the eligible individuals shall be granted Options; (ii) to determine the time or times when Options shall be granted and to determine the number of Shares subject to each Option that may be exercised; (iii) to accelerate or extend the date on which a previously granted Option may be exercised; (iv) to prescribe the form of agreement evidencing Options granted pursuant to this Plan; and (v) to construe and interpret this Plan and the agreements evidencing Options granted pursuant to this Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of this Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the Participants, their present and potential contributions to the success of the Corporation's business and such other facts as the Administrator in its discretion shall deem appropriate to carry out the purposes of the Plan.

          (d) The Administrator shall not be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     2.2. Compensation Committee.

          (a) The Committee shall consist of at least two members of the Board, provided that during any period during which the Board consists of only one member, the Committee shall consist of such member. The Board, at its pleasure, may remove members from or add members to the Committee. A majority of Committee members shall constitute a quorum of members, and the actions of the majority shall be final and binding on the whole Committee.

          (b) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the

     Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. Presence of all the members shall constitute a quorum. Any action taken by quorum of the members of the Committee (as well as any action unanimously approved in writing) shall constitute action by the Committee. The Committee may act by unanimous written consent of its members.

          (c) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.


                                  ARTICLE III

         Eligibility, Shares Subject to Plan, Stockholders, Agreement

     3.1. Eligibility. The individuals who shall be eligible to receive Incentive Stock Options shall be the key employees employed by a member of the Corporation Group. The individuals who shall be eligible to receive Nonqualified Stock Options shall be the directors and key employees of, or consultants to, a member of the Corporate Group. Key employees chosen to participate under this Plan may be granted one or more Incentive Stock Options or Nonqualified Stock Options.

     3.2. Shares Subject to This Plan. The Shares subject to Options shall be either authorized and unissued Shares or treasury Shares. The aggregate number of Shares that may be issued pursuant to this Plan shall be Fifteen Million and Nine Hundred Thousand (15,900,000). If an Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of Shares as to which such expired or terminated Option shall not have been exercised may again become available for the grant of Options. Any Share subject to a grant of an Option hereunder that is surrendered by a Participant may again be subject to a new grant of an Option under this Plan.

     3.3. Stockholders' Agreement. All Shares issued on exercise of Options shall be subject to the provisions and restrictions of the Stockholders' Agreement among the Corporation and certain of its stockholders, a copy of which is attached hereto as Exhibit D. Said Stockholders' Agreement shall be executed by each recipient of Shares hereunder.


                                   ARTICLE IV

                       Incentive Stock Option Provisions

     4.1.  Grant of Incentive Stock Options.  Subject to the provisions of this
Article IV, the Administrator shall from time to time determine those individuals eligible pursuant to Section 3.1 to whom Incentive Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options. Anything herein to the contrary notwithstanding,
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no Incentive Stock Option shall be granted to an employee if, at the time the
Incentive Stock Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the Corporation Group unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Incentive Stock Option is granted and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

     4.2. Terms and Conditions of Incentive Stock Options. Each Incentive Stock Option shall be evidenced by an option agreement ("Option Agreement") substantially in the format set forth on Exhibit A (Incentive Stock Option Agreement), or in such other form as the Administrator may prescribe, which, unless otherwise modified by the Administrator in an Option Agreement, shall comply with and be subject to the following terms and conditions:

            (a) Number of Shares. Each Incentive Stock Option agreement shall state the number of shares covered by the agreement.

            (b) Option Price and Method of Payment. The Option price of each Incentive Stock Option shall be no less than the Fair Market Value of the Shares on the date the Incentive Stock Option is granted. The Option price shall be payable on exercise of the Option as designated in the Option Agreement. Notwithstanding the provisions of the Option Agreement, the Administrator retains the discretion to allow a Participant to utilize an interest-bearing promissory note to purchase Shares pursuant to the exercise of Options.

            (c)  Option Period.

                 (i) General. The period during which an Incentive Stock Option shall be exercisable shall not exceed ten (10) years from the date such Incentive Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 4.2(c). Subject to the foregoing, the Administrator may establish a period or periods with respect to all or any part of the Incentive Stock Option during which the right to exercise such Option shall vest.

                 (ii) Termination of Employment. If the Participant ceases to be an employee of any member of the Corporation Group for any reason other than willful, gross or deliberate misconduct, Disability or death (which shall be determined by the Administrator in its sole and absolute discretion), any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment. In the event of the Participant's termination for willful, deliberate or gross misconduct (which shall be determined by the Administrator in its sole and absolute discretion), the Option shall expire on the date of such termination and may not thereafter be exercised.

               (iii) Disability. If a Participant's employment is terminated by reason of Disability (which shall be determined by the Administrator in its sole and absolute discretion), any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment.

               (iv) Death. If a Participant's employment is terminated by death, the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Incentive Stock Options in whole or in part. The number of Shares in respect of which an Incentive Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant's death. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such Option would otherwise expire.

          (d) Non-transferability. An Incentive Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

          (e) Separate Agreements. Nonqualified Options may be granted in the same agreement as an Incentive Stock Option.


                                   ARTICLE V

                     Nonqualified Stock Option Provisions

     5.1. Grant of Nonqualified Stock Options. Subject to the provisions of this Article V, the Administrator shall from time to time determine those individuals eligible pursuant to Section 3.1 to whom Nonqualified Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options.

     5.2. Terms and Conditions of Nonqualified Stock Options. Each Nonqualified Stock Option shall be evidenced by an Option Agreement substantially in the format set forth on Exhibit B (Nonqualified Stock Option Agreement), or in such other form as the Administrator may prescribe, which, unless otherwise modified by the Administrator in an Option Agreement, shall comply with and be subject to the following terms and conditions:

           (a) Number of Shares. Each Nonqualified Stock Option Agreement shall state the number of Shares covered by the agreement.

           (b) Option Price and Method of Payment. The Option price of each Nonqualified Stock Option shall be such price as the Administrator, in its discretion, shall establish, and the Administrator may, in its discretion, reduce the Option price of such Option at any time prior to the exercise of the Option; provided however, that the Option price may not be less than par value, if any, of the Shares. The option price shall be payable as set forth in the Option Agreement. Notwithstanding the provisions of the Option Agreement, the Administrator retains the discretion to allow a Participant to utilize an interest-bearing promissory note to purchase Shares pursuant to the exercise of Options.

          (c)   Option Period.

                (i) General. The period during which a Nonqualified Stock Option shall be exercisable shall not exceed ten (10) years from the date such Nonqualified Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 5.2(c). Subject to the foregoing, the Administrator may establish a period or periods with respect to all or any part of the Nonqualified Stock Option during which the right to exercise such Option shall vest.

               (ii) Termination of Employment or Service. If the Participant ceases to be a director or employee of, or a consultant to, any member of the Corporation Group for any reason other than willful, gross or deliberate misconduct, Disability or death (which shall be determined by the Administrator in its sole and absolute discretion), any outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment or service. In the event of the Participant's termination of employment or service for willful, deliberate or gross misconduct (which shall be determined by the Administrator in its sole and absolute discretion), the Option shall expire on the date of such termination and may not thereafter be exercised.

               (iii) Disability. If a Participant's employment or service is terminated by Disability (which shall be determined by the Administrator in its sole and absolute discretion), any then outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment or service, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment or service.

               (iv) Death. If a Participant's employment or service is terminated by death, the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Nonqualified Stock Options in whole or in part. The number of Shares in respect to which a Nonqualified Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant's death. In no event may the period for exercising a Nonqualified Stock Option extend beyond the date on which such Option would otherwise expire.

          (d) Non-transferability. A Nonqualified Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.


                                   ARTICLE VI

                                 Miscellaneous

     6.1. Effective Date. This Plan shall become effective as of July 17, 1997 (the "Effective Date").

     6.2. Duration of Program. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years after the Effective Date and shall thereafter terminate. No Incentive Stock Options or Nonqualified Stock Options may be granted after the termination of this Plan; provided however, that termination of the Plan shall not affect any Options previously granted, which such Options shall remain in effect until exercised, surrendered or canceled, or until they have expired, all in accordance with their terms; provided, further, that the Administrator may extend the term during which an Option previously granted may be exercised after the termination of this Plan.

     6.3. Changes in Capital or Corporate Structure. In the event of changes in the outstanding common shares of the Corporation by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate shall be correspondingly adjusted by the Administrator. In addition, the Administrator shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant's proportionate interest shall be maintained as before the occurrence of such events; such adjustment shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per Share.

     6.4. No Rights as Shareholder. Participant shall have no rights as a shareholder with respect to the Shares covered by the Options until the Participant shall have become the holder of record of such shares and, subject to the terms of Section 6.3 hereof, no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to such Shares for which the record date is prior to the date on which Participant shall have become the holder of record of the Shares covered by the Options.

     6.5. Fractional Shares. Notwithstanding any contrary indication in the Plan or in any Option Agreement, fractional shares may not be purchased upon exercise of any Option.

     6.6. Withholding. Any person exercising an Option shall be required to pay to the appropriate member of the Corporation Group the amount of any taxes such member is required by law to withhold with respect to the exercise of such Option. Such payment shall be due on the date such member is required by law to withhold such taxes. Such payment may also be made at the election of the Participant by the surrender of Shares otherwise issuable on exercise of the Option or then owned by the Participant, free and clear of any and all liens, claims, or encumbrances, or the withholding of Shares otherwise to be issued to the Participant on exercise, in an amount that would satisfy the withholding amount due. The value of such Shares withheld or delivered shall be equal to the Fair Market Value of such Shares on the date of exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from any member of the Corporation Group, all or part of the amount required to be withheld.

     6.7. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the exercise of an Option, unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 or the securities laws of any state or other jurisdiction (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Administrator may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

     6.8. Application of Funds. Any cash proceeds received by the Corporation from the sale of Shares pursuant to Options will be used for general corporate purposes.

     6.9. Amendment of the Plan. The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders, no such revision or amendment shall
(a) increase the number of Shares subject to this Plan, (b) decrease the price at which Options may be granted, (c) modify the requirements as to eligibility for a grant of an Option, or (d) materially increase the benefits accruing to the Participants under this Plan. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant unless necessary to comply with applicable law.

     6.10. Legend. Each certificate for the Shares issued hereunder or in substitution or exchange therefor, or upon the transfer thereof, together with any other Shares subject to the restrictions of this Plan, shall be stamped or otherwise imprinted with legends in substantially the following form:

          TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN AGREEMENT BETWEEN THE CORPORATION AND ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

     6.11. Investment Letter. The Corporation's obligation to deliver Shares or grant exercise of an Option shall be conditioned upon its receipt from the Participant to whom such Shares are to be delivered of an executed investment letter substantially in the format set forth on Exhibit C attached hereto containing such representations and agreements as the Administrator may determine to be necessary or advisable in order to enable the Corporation to issue and deliver such Shares to such Participant in compliance with applicable federal, state, or local securities laws, rules, or regulations.

     6.12. Termination of Employment. A transfer of employment or service between the Corporation Group shall not be considered to be a termination of employment or service for the purposes of the Plan. Nothing in the Plan or in any Option Agreement shall confer upon any Participant any right to continue in the employment or service of the Corporation Group or in any way interfere with the right of the Corporation Group to terminate the employment or contractual or other service relationship with the Participant at any time.

     6.13. Interpretation. The Section headings hereof are inserted solely for convenience of reference only and shall be disregarded in interpreting the provisions hereof. As used in this Plan, the plural shall include the singular and the singular shall include the plural, the disjunctive shall include the conjunctive and the conjunctive shall include the disjunctive, wherever appropriate.

     6.14. Governing Law. This Plan and all the terms and provisions hereof shall be interpreted and construed in accordance with the laws of the State of Delaware, except for its rules relating to the conflict of laws; provided, however, that such terms and provisions relating to federal income tax law shall be interpreted and construed in accordance with federal law, and such terms and provisions relating to the application of securities laws shall be interpreted and construed in accordance with federal law and the laws of the jurisdiction in which the Participant resides or is domiciled.

     6.15. Severability. If any provision, or portion thereof, of this Plan, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder hereof, or the application of such provision, or portion thereof, to any other person or circumstance shall not be affected thereby; and each provision of this Plan shall be valid and enforceable to the fullest extent permitted by law.

     6.16. No Other Rights with Respect to Capital and Other Corporate Changes. Except as provided in the Plan or required by applicable law, nothing contained in this Agreement shall be deemed to confer upon Participant any right to prevent or to approve or vote upon any of the capital and other corporate changes described in this Article VI. The existence of the Options granted hereunder shall not affect in any way the right or the power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     6.17. Options Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Corporation Group, except as may be provided under the terms of such plans or determined by resolution of the Board.

     6.18  Corporate Transaction.

           (a) Assumption of Obligations. In the event of a Corporate Transaction in which the Corporation is not the surviving entity, the Corporation shall ensure that the Corporation's obligations under the Plan with respect to (i) the Shares that have been purchased through the exercise of Options at the time of the Corporate Transaction the ownership rights to which did not vest upon issuance thereafter (each an "Unvested Share"), and (ii) any unexercised Options (collectively, "Assumable Obligations") are assumed by the successor corporation (or parent thereof) as part of the Corporate Transaction.

           (b) No Assumption of Obligations. Notwithstanding the foregoing, the Corporation need not ensure that the successor corporation (or parent thereof) assume the Assumable Obligations if the Corporation elects to maintain the Plan or if the Corporation or the successor corporation (or parent thereof) elects to purchase all of each Participant's Unvested Shares and Options as of the effective date of the Corporate Transaction for an amount equal to the aggregate Fair Market Value on such date of the Unvested Shares and Options (determined as if each Participant's Options had been fully exercised to purchase Shares and ownership rights with regard to each Participant's Unvested Shares had fully vested ("Vested Fair Market Value") over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the successor corporation (or parent thereof) is issueable in respect to the Shares of the Corporation, then, in the discretion of the Administrator, in stock of the successor corporation (or parent thereof) equal to the Vested Fair Market Value of the aforesaid.

           (c) Repurchase Option. In the event of a Corporate Transaction, all of the Corporation's outstanding repurchase rights existing under the Stockholders Agreement, if then in effect, shall terminate automatically.

           (d) Adjustments in event of Corporate Transaction. If, in connection with a Corporate Transaction, the Corporation's Assumable Obligations are assumed by the successor corporation (or parent thereof) in the Corporate Transaction pursuant to Section 6.18(a), the Corporation shall ensure that the successor corporation (or parent thereof) protects any such Assumed Obligations by substitution on an equitable basis of an appropriate number of Shares of the Corporation or the successor corporation (or parent thereof) that would be issuable with respect to Shares issueable under the Plan; provided, however, that with respect to Unvested Shares and Options, the excess of the aggregate Vested Fair Market Value immediately after such substitution over the aggregate purchase price for the Shares or underlying Shares shall be not more than the excess of the aggregate Vested Fair Market Value immediately before such substitution over said aggregate purchase price.

           (e) Termination of Employment Following Corporate Transaction.

               (i) If in connection with or within 24 months after a Corporate Transaction, a Participant's employment or consulting agreement to provide services to the Corporation is terminated by the Corporation for any reason other than Cause, any Unvested Shares beneficially held by or on behalf of such Participant shall fully vest immediately and all ownership rights relevant to such Shares as well as ownership rights with regard to all Shares issued upon exercise of Options shall accrue and vest immediately to such Participant.

               (ii) If in connection with or within 24 months after a Corporate Transaction, a Participant's employment or consulting agreement to provide services to the Corporation is terminated by the Participant for Good Reason, fifty percent (50%) of any Unvested Shares beneficially held by or on behalf of such Participant shall fully vest immediately and all ownership rights relevant to such Shares as ownership rights with regard to all Shares issued upon exercise of Options shall accrue and vest immediately to such Participant.

          (f) One Hundred Thousand Dollar Limitation. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand-Dollar ($100,000) limitation under Section 422(d)(1) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonqualified Stock Option under the Plan.

          (g) No Impairment. The provisions of this Section 6.18 shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IN WITNESS WHEREOF, the undersigned President of the Company certifies that the foregoing Corvis Corporation Second Amended 1997 Stock Option Plan was duly adopted by the

Board of Directors on the 30th day of July, 1999 and approved by the Shareholders on the 13th day of September, 1999.

                                          /s/  David. R. Huber
                                          -----------------------------
                                          David R. Huber
                                          President and CEO